September 23, 2016

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE INTERNATIONAL VALUE FUND

Supplement to the Prospectus and Summary Prospectus dated July 30, 2016

Effective September 23, 2016, the primary benchmark for the Touchstone International Value Fund (the “Fund”) has been changed to the MSCI EAFE Value Index. The Fund's previous primary benchmark, the MSCI EAFE Index, is now the Fund's secondary benchmark. Accordingly, the information in the Prospectus and Summary Prospectus for the Fund in the section titled “The Fund's Performance” is replaced with the following:

"The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the MSCI EAFE Value Index and the MSCI EAFE Index. The bar chart does not reflect any sales charges, which would reduce your return. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone International Value Fund — Class A Shares Total Return as of December 31

Best Quarter: 2nd Quarter 2009 24.58%       Worst Quarter: 3rd Quarter 2008 (21.83)%

The year-to-date return for the Fund’s Class A shares as of June 30, 2016 is (5.73)%.

Before the Fund commenced operations, all of the assets and liabilities of the Fifth Third International Equity Fund (the “Predecessor Fund”) were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred on September 10, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial and performance information prior to September 10, 2012 included in the Fund’s prospectus is that of the Predecessor Fund. For more information on the prior history of the Fund, please see the section entitled “The Trust” in the Fund’s Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an Individual Retirement Account ("IRA"), 401(k), or other tax-advantaged account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

The inception dates of Class A shares, Class C shares, Class Y shares and Institutional Class shares were August 18, 1994, April 25, 1996, October 9, 1998 and September 10, 2012, respectively. Institutional Class shares’ performance was calculated using the historical performance of Class A shares for the periods prior to September 10, 2012.  Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Institutional Class shares.

Average Annual Total Returns For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Touchstone International Value Fund — Class A
Return Before Taxes	(12.73)%	(0.52)%	0.25%
Return After Taxes on Distributions	(13.35)%	(1.06)%	(0.85)%
Return After Taxes on Distributions and Sale of Fund Shares	(6.80)%	(0.35)%	0.21%
Touchstone International Value Fund — Class C
Return Before Taxes	(9.10)%	(0.10)%	0.09%
Touchstone International Value Fund — Class Y
Return Before Taxes	(7.32)%	0.93%	1.11%
Touchstone International Value Fund — Institutional Class
Return Before Taxes	(7.15)%	0.94%	0.99%
MSCI EAFE Value Index* (reflects no deduction for fees or expenses)	(5.68)%	2.55%	1.96%
MSCI EAFE Index (reflects no deduction for fees or expenses)	(0.81)%	3.60%	3.03%
*Effective September 23, 2016, the Fund changed its primary benchmark from MSCI EAFE Index to MSCI EAFE Value Index.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.
TSF-54-TST-FSIEX-S1-1607